UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 20, 2019

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	TWTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 20, 2019, Twitter, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). Present at the Meeting in person or by proxy were holders of 665,838,658 shares of common stock of the Company, representing 86.7% of the voting power of the shares of common stock of the Company as of the close of business on March 27, 2019, the record date for the Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following items at the Meeting:

1.	To elect three Class III directors to serve until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019;

4.	To consider a stockholder proposal regarding a report on the Company’s content enforcement policies; and

5.	To consider a stockholder proposal regarding board qualifications.

A stockholder proposal that was included in the proxy statement as Proposal No. 4 for the Meeting requesting that the Board undertake steps to eliminate super-majority vote requirements in the Company’s certificate of incorporation and bylaws, was not presented at the Meeting and as a result there was no voting on that proposal.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Jack Dorsey	500,962,233	7,714,950	255,888	156,905,587
Patrick Pichette	505,559,021	3,010,032	364,018	156,905,587
Robert Zoellick	488,529,799	20,012,132	391,140	156,905,587

Based on the votes set forth above, each director nominee was duly elected to serve until the 2022 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
494,742,588	13,632,317	558,166	156,905,587

Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
650,118,124	13,994,369	1,726,165

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

4. Stockholder Proposal Regarding a Report on the Company’s Content Enforcement Policies

For	Against	Abstain	Broker Non-Votes
190,570,031	292,739,706	25,623,334	156,905,587

Based on the votes set forth above, the stockholders did not approve the stockholder proposal regarding a report on the Company’s content enforcement policies.

5. Stockholder Proposal Regarding Board Qualifications

For	Against	Abstain	Broker Non-Votes
10,854,897	493,106,368	4,971,806	156,905,587

Based on the votes set forth above, the stockholders did not approve the stockholder proposal regarding board qualifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Vijaya Gadde
Vijaya Gadde Chief Legal Officer & Secretary

Date: May 22, 2019